

REGENCY
ENERGY PARTNERS

Regency Energy Partners
Third Quarter Earnings Release
November 9, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Year-To-Date Highlights

REGENCY ENERGY PARTNERS

Key Accomplishments Year-To-Date for 2009	
Operating Performance	▶ Despite continued low rig counts and weakness in commodity pricing, Regency has produced three solid quarters of performance with a year-to-date combined adjusted EBITDA of $166 million ▶ Implemented significant cost savings initiatives in compression business which resulted in consistent quarter-over-quarter performance despite regional declines in HP usage ▶ Completed plant upgrades at Tilden Plant in South Texas and Waha Plant in West Texas
Financing	▶ Raised over $1 billion in capital year-to-date – Formed partnership with Alinda and GE Energy Financial Services to co-develop Haynesville Expansion Project – Successfully priced $250 million of 9.375% Senior Unsecured Notes due 2016 – Completed private placement of $80 million Redeemable Preferred Units
Haynesville Shale Activity	▶ Haynesville Expansion Project on budget and on schedule for in-service by year-end 2009 ▶ Increased ownership in Haynesville Joint Venture by 5% to 43% ▶ Announced $44 million Logansport Expansion to extend existing gathering assets in Haynesville Shale – Upsized project from 20 inches to 24 inches to meet expected increase in demand, which increased project cost to $47 million ▶ Announced $47 million Red River Lateral Extension which adds approximately 100,000 MMbtu/d of capacity to the current Haynesville pipeline project

1 Please refer to slide 4 for additional detail

Third Quarter Highlights

- Achieved $55 million of adjusted EBITDA despite the Waha Plant turnaround project
- Despite record rainfall and minimal expected 2009 EBITDA contribution from the Haynesville Expansion Project, management expects to be near the midpoint of the previously stated $200 - $214 million adjusted EBITDA pro rata guidance range for 2009
  - On a combined basis, assuming 100% ownership of the Haynesville Joint Venture, management expects to be in the lower half of the previously-stated $220 - $240 million combined adjusted EBITDA guidance range for 2009[1]

2009 Outlook ($ in millions)

	Nine Months Ended September 30, 2009 EBITDA	FY 2009 Estimated EBITDA
Combined Adjusted EBITDA	$166	$220 - $240
RIGS JV Adjustment[2]	($12)	($20) - ($26)
Adjusted EBITDA Post JV[3]	$154	$200 - $214

- Maintained our distribution for the third quarter of 2009 at 44.5 cents, $1.78 on an annual basis
- Regency intends to maintain our current distribution through the construction of the Haynesville project[4]

1 A one month early startup for the Haynesville Expansion Project was included in the high end of this range. Through September we were on schedule to initiate an early startup; however, with the record high levels of rain in October we currently do not anticipate an early startup, and as a result we expect full-year results to be in the lower half of our guidance range
2 JV adjustment will vary based on timing of project completion
3 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV close). Post closing assumes 38% EBITDA contribution through August 31, 2009 and 43% for September 1, 2009 through remainder of year
4 Distribution is set by the board of directors and is driven by the long-term sustainability of the business

Business Review

General Industry Trends – Drilling Activity

- The third quarter of 2009 saw US land rig counts increase by approximately 9% compared with the second quarter of 2009
- The land rig count for the areas in which Regency operates increased by approximately 10% to 660 rigs at the end of the third quarter 2009[1]

US Rig Drilling Trends[1]



# of Rigs
1200
1000
800
600
400
200
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09 2

Total US Land Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09[2]
1,976	2,139	2,306	2,160	1,338	932	1,016	1,115

Regency Operating Area Rig Drilling Trends[1]



# of Rigs
350
300
250
200
150
100
50
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09 2

Total Regency Operating Area Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09[2]
1,324	1,428	1,514	1,429	878	599	660	721

Current drilling levels remain insufficient to meet expected natural gas demand over the coming years

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 2, 2009 and Regency internal analysis
2 Q4 2009 data through November 2, 2009

General Industry Trends – Commodity Prices

REGENCY
ENERGY PARTNERS

- Gas prices stabilized during the third quarter of 2009
- WTI crude continued its rebound while NGL prices remained relatively flat during the third quarter



Gas Price Trends
Price ($/bbl)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
NYMEX
Houston Ship



Crude / NGL Price Trends
Price ($/bbl)
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Propane
WTI Crude

The forward curves for natural gas and crude oil pricing suggest that natural gas will rebound to $5.38/MMBtu and crude will rebound to $81/bbl for full year 2010

Majority Fee-Based Portfolio

- Fee-based cash flows represent a growing portion of Regency's Adjusted Segment Margin
- Only an estimated 2% of Adjusted Segment Margin will be subject to commodity price fluctuations in the balance of 2009



2008
17%
19%
64%
FY 2009E
3%
28%
69%
FY 2010E[1]
5%
21%
74%
Fee Based
Hedged Commodity
Unhedged Commodity

1 Regency expects to execute additional hedges to bring our 2010 hedge percentages to 85% for NGL and condensate, and 75% for Natural Gas by the end of 2009

Volume Comparisons

- Adjusting for plant outages in both quarters, third quarter underlying volumes in our Gathering & Processing segment were up approximately 1.5% compared to the second quarter of 2009
- Transportation segment volumes were slightly down quarter-over-quarter largely due to reduced levels of Cotton Valley drilling and compressed basis differentials between east Texas and north Louisiana



Gathering & Processing Throughput[1]
MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
919
996
1,082
1,122
1,039
985
982
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Gathering & Processing
Intersegment Volumes



Transportation Throughput[1]
MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
732
793
795
772
811
745
736
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Transportation
Intersegment Volumes

1 272,024 MMBtu/d in Q1 2008, 269,471 MMBtu/d in Q2 2008, 272,588 MMBtu/d in Q3 2008, 307,786 MMBtu/d in Q4 2008, 236,238 MMBtu/d in Q1 2009, 155,942 MMBtu/d in Q2 2009 and 183,990 MMBtu/d in Q3 2009 moved through both the Gathering & Processing and Transportation segments

Historical Horsepower Growth vs. US Rig Count

- Despite a 52% decline in the US onshore gas rig count since September 2008, Regency's revenue generating horsepower has remained flat over the same period


Revenue Generating Horsepower vs. US Onshore Gas Rig Count
Horsepower
Rig Count
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1000
900
800
700
600
500
400
300
200
100
0
615,852
669,804
742,804
778,667
789,494
767,060
743,289
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Regency Operating Horsepower
US Onshore Gas Rig Count

Haynesville Shale and Joint Venture Update

Haynesville Update

- Average IP rates for the third quarter have averaged 12.3 MMcfe/d, up slightly from the 11.5 MMcfe/d average for the second quarter[1]
- Rig counts increased to 142 working rigs running in the East Texas and North Louisiana as of October 30, 2009[2]

Quarterly Average Horizontal Well Results



120
100
80
60
40
20
0
Number of Working Rigs
14
12
10
8
6
4
2
0
Average MMcfe/d
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
Horizontal Rig Count²
Avg IP Mmcfe/d¹

1 RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, November 5, 2009
2 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 2, 2009

Haynesville Joint Venture Partnership Structure

- Regency purchased an additional 5% ownership interest in the Joint Venture from an affiliate of GE Energy Financial Services on September 2, 2009, bringing Regency's total ownership to 43%
  - Regency paid $63 million for the additional 5% interest
  - Following the transaction, the affiliate of GE Energy Financial Services now owns 7% of the Joint Venture

		Original JV Partnership Structure		New JV Partnership Structure	
		Original Contribution[2]	JV Ownership % (Original)	Buyback Contribution	JV Ownership % (As of 9/2/09)
RIGS	Regency Energy Partners LP	$400 million contribution value →	38%	Paid $63 million for additional 5% ownership stake →	43%
Haynesville Expansion Project ($653[1] million)	Alinda Capital Partners LLC	$526.5 million cash →	50%		50%
	Affiliate of GE Energy Financial Services	$126.5 million cash →	12%	Received $63 million for 5% of ownership stake →	7%

1 Excludes capitalized interest and labor costs
2 Excludes working capital adjustment

Haynesville Expansion Project Construction Update

REGENCY ENERGY PARTNERS

36" Pipe Construction		
	Elm Grove Line	**Bienville Loop**
▶ Construction	▪ Commenced in May	▪ Commenced in May
▶ Road bores, HDD's and tie-in welds	▪ All bores and HDD's are complete ▪ All tie-in welds are complete	▪ All bores and HDD's are complete ▪ All tie-in welds are complete
▶ Clean-up and reseeding	▪ 100% complete	▪ 100% complete
▶ Hydrostatic testing	▪ Completed: No test failures	▪ Completed: No test failures
▶ Purge and Pack	▪ Completed in October	▪ Completed in October

100% Complete

42" Pipe Construction	
▶ Construction	▪ Commenced in late June
▶ Clearing, grading, stringing and bending	▪ 100% Complete
▶ Welding and lowering-in and backfill	▪ Welding is 85% complete ▪ Lowering-in and backfill is 74% complete
▶ Clean-up	▪ 32% complete
▶ HDD's	▪ Dugdemona, HWY 155/RCW, RCW 35, Beouf River, Ouachita and Cultural Site drills are complete ▪ Big Creek and Bayou Lafourche are 65% and 17% complete, respectively
▶ Hydro-testing, cleaning, drying, and tie-ins	▪ Planned for early December
▶ Purge & pack	▪ Mid December

On schedule for in-service by year-end 2009 and is expected to be under budget

Overview of Red River Lateral[1]

- **Regency is constructing the $47 million Red River Lateral, a pipeline extension to increase capacity on RIGS**
  - Adds approximately 100,000 MMBtu/d of capacity to the current project, bringing total project capacity to ~1.2 Bcf/d
    - Project adds approximately 12.5 miles of 36-inch pipeline to the Haynesville Expansion Project and will reach further southwest to the west side of the Red River into Red River Parish, LA
    - Expansion extends deeper into Haynesville play
    - Target in-service date: January 2010



Haynesville Expansion Project
Louisiana
Texas
Louisiana
Elm Grove Pipeline
Red River Extension
Bienville Loop
Winnsboro Loop
Regency Field Services
Regency Field Services
1 inch equals 5 miles
0 5 10 20 Miles

1 Red River Lateral is a transportation project and will be included in the Haynesville Joint Venture

Overview of Logansport Expansion[1]

- **Regency is constructing the $44 million Logansport Expansion, an extension of the Nexus Gathering System in North Louisiana**
  - Provides gathering customers with additional high-value takeaway options in DeSoto Parish, Louisiana and Shelby County, Texas, areas currently experiencing significant drilling activity, and expands Regency's presence in the Haynesville Shale
  - Recently upsized project from 20 inches to 24 inches to meet expected increase in demand, which increased project cost to $47 million
    - Adds approximately 17 miles of 24-inch pipeline, as well as associated compression and dehydration facilities
  - Targeted in-service date: second quarter 2010



New Dehydration Facilities
Logansport Expansion
Nexus Gathering System
Louisiana
Texas
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Cass
Marion
Harrison
Caddo
Bossier
Webster
Claiborne
Union
Morehouse
Lincoln
Bienville
Ouachita
Richland
Jackson
De Soto
Red River
Caldwell
Winn
Natchitoches
Shelby
Sabine
Nacogdoches
San Augustine
Angelina
La Salle
Catahoula
Grant
Rapides
Vernon
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20
Miles

1 Logansport Expansion is a gathering project and will be included in Regency's gathering and processing segment

Third Quarter 2009 Summary

Third Quarter Summary	
Financials	▶ Despite continued weakness in the overall natural gas industry and continued low rig counts our third quarter results positioned us to be near the midpoint of our 2009 pro rata adjusted EBITDA guidance range[1]
Gathering & Processing	▶ Excluding a significant outage during the third quarter at our Waha plant and downtime at our non-Regency operated FrontStreet system, gathering volumes would have remained flat quarter-over-quarter ▶ Announced $44 million Logansport Expansion to extend existing gathering assets in Haynesville Shale ▶ Continue to pursue additional growth opportunities in the gathering business in both the Haynesville and Eagle Ford Shales
Transportation	▶ Announced $47 million Red River Lateral Extension which adds approximately 100,000 MMBtu/d of capacity to the current Haynesville pipeline project ▶ Continue to pursue additional growth opportunities in the transportation business through the Haynesville Joint Venture
Compression	▶ Horsepower levels stabilized during the third quarter and we are receiving increased customer inquiries for new HP ▶ Currently in final stages of negotiation to install Regency's first HP package in the Marcellus Shale

1 A one month early startup for the Haynesville Expansion Project was included in the high end of this range. Through September we were on schedule to initiate an early startup; however, with the record high levels of rain in in October we currently do not anticipate an early startup, and as a result we expect full-year results to be in the lower half of our guidance range

Financial Review

Consolidated Operating Results

REGENCY ENERGY PARTNERS

Regency Energy Partners LP
Condensed Consolidated Income Statements
Unaudited
($ in thousands)

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
REVENUES			
Gas sales	$ 97,597	$ 106,897	$ 147,896
NGL sales	66,543	57,676	49,585
Gathering, transportation and other fees, including related party amounts	66,278	69,231	72,848
Net realized and unrealized gain from derivatives	12,292	12,515	14,455
Other	7,872	7,223	5,194
Total revenues	250,582	253,542	289,978
OPERATING COSTS AND EXPENSES			
Cost of sales, including related party amounts	155,586	157,347	182,528
Operation and maintenance	32,139	31,974	36,042
General and administrative	14,126	14,127	15,078
(Gain) loss on asset sales, net	(109)	651	(133,931)
Management service termination fee	-	-	-
Transaction expenses	-	-	-
Depreciation and amortization	27,009	26,236	27,889
Total operating costs and expenses	228,751	230,335	127,606
OPERATING INCOME	**21,831**	**23,207**	**162,372**
Income from unconsolidated subsidiary	3,532	1,587	336
Interest expense, net	(22,173)	(19,568)	(14,227)
Other income and deductions, net	(13,929)	214	42
(LOSS) INCOME BEFORE INCOME TAXES	**(10,739)**	**5,440**	**148,523**
Income tax (benefit) expense	(196)	(515)	99
NET (LOSS) INCOME	**(10,543)**	**5,955**	**148,424**
Net loss (income) attributable to the noncontrolling interest	39	(65)	(35)
NET (LOSS) INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	**$ (10,504)**	**$ 5,890**	**$ 148,389**

Gathering and Processing Segment

REGENCY ENERGY PARTNERS

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Gathering and Processing Segment			
Financial data (1)(2):			
Segment margin	$ 59,501	$ 57,507	$ 58,676
Adjusted segment margin	54,847	54,779	55,111
Operating data:			
Throughput (MMbtu/d)	981,925	984,718	1,038,707
NGL gross production (Bbls/d)	21,814	22,024	22,271

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

(2) June 30, 2009 Segment margin and adjusted segment margin varies from previously disclosed amounts due to reclass of related parties revenues and cost of sales between the gathering and processing segment and corporate and others segment.

Transportation Segment

REGENCY ENERGY PARTNERS

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Transportation Segment			
Financial data:			
Segment margin	$ -	$ 160	$ 11,554
Operating data:			
Throughput (MMbtu/d)	-	-	810,848

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Combined Transportation Segment(1)			
Financial data:			
Segment margin	$ 13,535	$ 12,803	$ 13,556
Operating data:			
Throughput (MMbtu/d)	735,565	745,178	810,848

(1) Combined transportation segment sums 100 percent of the segment margin of Haynesville Joint Venture and RIGS.

Contract Compression Segment

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Contract Compression Segment			
Financial data:			
Segment margin	$ 34,085	$ 35,800	$ 36,980
Operating data:			
Revenue generating horsepower	743,289	767,060	789,494
Average horsepower per revenue generating compression unit	836	846	858

Commodity Price Risk Management

- Regency expects to execute additional hedges to bring our 2010 hedge percentages to approximately 85% of NGLs and Condensate and 75% of Natural Gas by year-end
- By year-end 2009, Regency expects to hedge approximately 25% of NGL and Condensate exposure for Q1 through Q3 2011 and approximately 50% of natural gas exposure for Q1 and Q2 2011

Executed Hedges by Product:

	2009		2010		2011	
	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)	Bbl/d	Price ($/gal)
Ethane	1,920	$0.80	645	$0.42	327	$0.46
Propane	1,160	$1.10	790	$1.49	204	$0.89
Iso Butane	260	$1.69	185	$1.85	-	-
Normal Butane	500	$1.13	340	$1.85	137	$1.13
Natural Gasoline	560	$1.70	300	$2.49	74	$1.55
	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)	Bbl/d	Price ($/Bbl)
WTI	650	$68.17	650	$121.30	160	$78.45
	MMbtu / d	Price ($/MMbtu)	MMbtu / d	Price ($/MMbtu)		
Natural Gas (MMbtu/d)	10,000	$6.69	5,000	$6.00	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Liquidity Update

- Regency is well-positioned to meet all of our funding needs for our growth capital plans
  - Regency's anticipated 2009 organic growth capex of $169 million includes:
    - $84 million for additional compression for our Contract Compression segment
    - $65 million for the expansion of our Gathering and Processing facilities
    - $20 million related to Regency's portion of the Red River Lateral expansion of the Haynesville Expansion Project
  - Exclusive of the Haynesville Joint Venture, we have incurred $104 million as of September 30, 2009
  - The total amount available to Regency under our credit facility as of September 30, 2009 was $269 million
  - The total amount available under our CAT operating lease facility as of September 30, 2009 was $65 million
  - Regency currently expects growth capital expenditures to be approximately $100 million in 2010, exclusive of any subsequent expansions to the RIGS system or additional North Louisiana gathering projects

Q&A

Appendix

Consolidated Operating Results (Year-Over-Year)

REGENCY ENERGY PARTNERS

Regency Energy Partners LP
Condensed Consolidated Income Statements
Unaudited
($ in thousands)

	Three Months Ended		Nine Months Ended	
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
REVENUES				
Gas sales	$ 97,597	$ 323,411	$ 352,990	$ 922,872
NGL sales	66,543	120,538	179,808	355,558
Gathering, transportation and other fees, including related party amounts	66,278	74,267	208,956	206,429
Net realized and unrealized gain (loss) from derivatives	12,292	6,817	39,262	(99,600)
Other	7,872	22,142	20,291	59,856
Total revenues	250,582	547,175	794,102	1,499,115
OPERATING COSTS AND EXPENSES				
Cost of sales, including related party amounts	155,526	402,165	495,461	1,168,441
Operation and maintenance	32,199	33,688	100,154	95,049
General and administrative	14,126	19,976	43,991	58,784
(Gain) loss on asset sales, net	(109)	(34)	(133,989)	494
Management services termination fee	-	-	-	3,888
Transaction expense	-	2	-	536
Depreciation and amortization	27,009	26,422	81,194	74,638
Total operating costs and expenses	228,751	482,219	586,691	1,381,770
OPERATING INCOME	**21,831**	**64,956**	**207,411**	**117,345**
Income from unconsolidated subsidiary	9,532	-	5,455	-
Interest expense, net	(22,179)	(16,072)	(55,968)	(48,261)
Other income and deductions, net	(19,929)	118	(19,679)	450
(LOSS) INCOME BEFORE INCOME TAXES	**(10,739)**	**49,002**	**143,225**	**69,534**
Income tax (benefit) expense	(196)	(67)	(611)	142
NET (LOSS) INCOME	**(10,543)**	**49,069**	**143,836**	**69,392**
Net loss (income) attributable to the noncontrolling interest	99	(162)	(61)	(165)
NET (LOSS) INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	**$ (10,504)**	**$ 48,907**	**$ 143,775**	**$ 69,227**

Gathering and Processing Segment (Year-Over-Year)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2009	2008	2009	2008
		($ in thousands)		
Gathering and Processing Segment				
Financial data (1):				
Segment margin	$ 59,501	$ 88,400	$ 175,684	$ 191,636
Adjusted segment margin	54,847	66,809	164,737	190,618
Operating data:				
Throughput (MMbtu/d)	981,925	1,082,139	1,001,575	998,518
NGL gross production (Bbls/d)	21,814	21,386	22,049	22,323

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

Combined Transportation Segment (Year-Over-Year)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2009	2008	2009	2008
	($ in thousands)			
Transportation Segment				
Financial data (1):				
Segment margin	$ -	$ 16,667	$ 11,714	$ 50,904
Adjusted segment margin	-	16,667	11,714	50,904
Operating data				
Throughput (MMbtu/d)	-	795,104	257,239	773,562

(1) Segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2009	2008	2009	2008
	($ in thousands)			
Combined Transportation Segment(1)				
Financial data:				
Segment margin	$ 13,535	$ 16,667	$ 39,894	$ 50,904
Operating data:				
Throughput (MMbtu/d)	735,565	795,104	763,588	773,562

(1) Combined transportation segment sums 100 percent of the segment margin of Haynesville Joint Venture and RIGS.

Contract Compression Segment (Year-Over-Year)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2009	2008	2009	2008
	($ in thousands)			
Contract Compression Segment				
Financial data:				
Segment margin (1)	$ 34,085	$ 39,288	$ 106,865	$ 92,152
Operating data:				
Revenue generating horsepower	743,289	742,804	743,289	742,804
Average horsepower per revenue generating compression unit	836	851	836	851

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Net (loss) income	$ (10,543)	$ 5,955	$ 148,424
Income tax (benefit) expense	(196)	(515)	100
Interest expense, net	22,173	19,568	14,227
Depreciation and amortization	27,009	26,236	27,889
EBITDA (1) (2)	$ 38,443	$ 51,244	$ 190,640
Non-cash gain from risk management activities	(4,654)	(2,728)	(3,565)
Mark-to-market loss on embedded derivative	13,986	-	-
(Gain) loss on asset sales, net	(109)	651	(133,931)
Income from unconsolidated subsidiary	(3,532)	(1,587)	(336)
Other expense	963	97	728
Adjusted EBITDA, exclusive of Haynesville Joint Venture Adjusted EBITDA	$ 45,097	$ 47,677	$ 53,536
Haynesville Joint Venture Adjusted EBITDA owned by Regency for July and August (3) (4)	2,484	3,288	599
Haynesville Joint Venture Adjusted EBITDA owned by Regency for September (3) (4)	1,406	-	-
Adjusted EBITDA, inclusive of Regency's ownership in Haynesville Joint Venture Adjusted EBITDA	$ 48,987	$ 50,965	$ 54,135
Haynesville Joint Venture Adjusted EBITDA owned by third parties for July and August (3) (4)	4,053	5,364	977
Haynesville Joint Venture Adjusted EBITDA owned by third parties for September (3) (4)	1,863	-	-
Combined Adjusted EBITDA	$ 54,903	$ 56,329	$ 55,112

(1) Earnings before interest, taxes, depreciation and amortization

(2) EBITDA for the three months ending June 30, 2009 and March 31, 2009 varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) On September 2, 2009, the Partnership purchased an additional 5% bringing its total interest to 43%. Adjusted EBITDA allocated to the Partnership and third parties is a pro rata allocation based on ownership interest.

(4) 100% of Haynesville Joint Venture Adjusted EBITDA is calculated as follows:

	September 30, 2009	June 30, 2009	March 31, 2009
Haynesville Joint Venture net income	$ 9,018	$ 4,177	$ 884
Interest expense	65	-	-
Depreciation and amortization	733	4,443	669
(Gain) loss on asset sales, net	(13)	13	-
Other expense	3	19	23
Haynesville Joint Venture Adjusted EBITDA	$ 9,806	$ 8,652	$ 1,576

Non-GAAP Reconciliation

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Net (loss) income	$ (10,543)	$ 5,955	$ 148,424
Add (Deduct):			
Operation and maintenance	32,139	31,974	36,042
General and administrative	14,126	14,127	15,078
(Gain) loss on asset sales, net	(109)	651	(133,931)
Management service termination fee	-	-	-
Transaction expense	-	-	-
Depreciation and amortization	27,009	26,236	27,889
Income from unconsolidated subsidiary	(3,532)	(1,587)	(336)
Interest expense, net	22,173	19,568	14,227
Other income and deductions, net	13,929	(214)	(42)
Income tax (benefit) expense	(196)	(515)	99
Total Segment Margin	**94,996**	**96,195**	**107,450**
Non-cash gain from derivative activities	(4,654)	(2,728)	(3,565)
Adjusted Total Segment Margin	**90,342**	**93,467**	**103,885**
Transportation Segment Margin (2)	-	**160**	**11,554**
Contract Compression Segment Margin	**34,085**	**35,800**	**36,980**
Corporate & Others Segment Margin (1)	**2,618**	**3,704**	**1,049**
Eliminations	**(1,208)**	**(976)**	**(809)**
Adjusted Segment Margin for Gathering and Processing (1)	**$ 54,847**	**$ 54,779**	**$ 55,111**

(1) Segment margin and adjusted segment margin for gathering and processing segment and corporate & others segment for the three months ended June 30, 2009 vary from previously disclosed amounts due to reclass of related party revenue and cost of sales between these two segments.

(2) Transportation segment margin represents Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture. Amounts recorded in the three months ended June 30, 2009 represents segment margin earned prior to the contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation[1]

	Three Months Ended		
	September 30, 2009	June 30, 2009	March 31, 2009
		($ in thousands)	
Adjusted Total Segment Margin	$ 90,342	$ 93,467	$ 103,885
Adjusted Total Segment Margin for HPC (a)	13,535	12,643	2,002
Combined Adjusted Total Segment Margin (b)	$ 103,877	$ 106,110	$ 105,887
Combined Transportation Segment Margin	13,535	12,803	13,556
Contract Compression Segment Margin	34,085	35,800	36,980
Corporate & Others Segment Margin	2,618	3,704	1,049
Eliminations	(1,208)	(976)	(809)
Combined Adjusted Segment Margin for Gathering and Processing	$ 54,847	$ 54,779	$ 55,111

(a) Adjusted total segment margin for HPC is calculated as follows:

	September 30, 2009	June 30, 2009	March 31, 2009
Net income	$ 9,018	$ 4,177	$ 884
Interest expense	65	-	-
Depreciation and amortization	733	4,443	669
General and administrative	1,766	1,675	228
Operation and maintenance	2,563	2,845	325
(Gain) loss on asset sales, net	(13)	13	-
Other income and deductions, net	(597)	(510)	(104)
Total segment margin for HPC	$ 13,535	$ 12,643	$ 2,002

(b) Combined transportation segment margin sums 100 percent of the segment margin of HPC Joint Venture and RIGS.

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation (Year-Over-Year)

REGENCY ENERGY PARTNERS

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	2007	2009	2008	2007
			($ in thousands)			
Net (loss) income	$ (10,543)	$ 49,069	$ (9,676)	$ 143,836	$ 69,392	$ (18,218)
Income tax (benefit) expense	(196)	(67)	(160)	(611)	142	65
Interest expense, net	22,173	16,072	10,894	55,968	48,261	41,740
Depreciation and amortization	27,009	26,422	14,993	81,134	74,638	39,123
EBITDA (1)	$ 38,443	$ 91,496	$ 16,051	$ 280,327	$ 192,433	$ 62,710
Non-cash (gain) loss from risk management activities	(4,654)	(21,591)	2,160	(10,947)	(1,018)	377
Mark-to-market loss on embedded derivative	13,986	–	–	13,986	–	–
Non-cash put option expiration	–	–	792	–	–	2,227
LTIP accelerated vesting	–	–	–	–	–	11,928
(Gain) loss on asset sales, net	(109)	(34)	(777)	(133,389)	434	1,562
Loss on debt refinancing	–	–	21,200	–	–	21,200
Management service termination fee	–	–	–	–	3,888	–
Transaction expense	–	2		–	536	–
Income from unconsolidated subsidiary	(3,532)	–	–	(5,455)	–	–
Other expense	963	–	69	1,788	–	75
Adjusted EBITDA, exclusive of Haynesville Joint Venture Adjusted EBITDA	$ 45,097	$ 69,873	$ 39,495	$ 146,310	$ 196,273	$ 100,079
Haynesville Joint Venture Adjusted EBITDA owned by Regency for July and August (2) (3)	2,484	–	–	6,371	–	–
Haynesville Joint Venture Adjusted EBITDA owned by Regency for September (2) (3)	1,406	–	–	1,406	–	–
Adjusted EBITDA, inclusive of Regency's ownership in Haynesville Joint Venture Adjusted EBITDA	$ 48,987	$ 69,873	$ 39,495	$ 154,086	$ 196,273	$ 100,079
Haynesville Joint Venture Adjusted EBITDA owned by third parties for July and August (2) (3)	4,053	–	–	10,395	–	–
Haynesville Joint Venture Adjusted EBITDA owned by third parties for September (2) (3)	1,863	–	–	1,863	–	–
Combined Adjusted EBITDA	$ 54,903	$ 69,873	$ 39,495	$ 166,344	$ 196,273	$ 100,079

(1) Earnings before interest, taxes, depreciation and amortization.
(2) On September 2, 2009, the Partnership purchased an additional 5% bringing its total interest to 43%, Adjusted EBITDA allocated to the Partnership and third parties is a pro rata allocation based on ownership interest.
(3) 100% of Haynesville Joint Venture Adjusted EBITDA is calculated as follows:

	2009	2008	2007	2009	2008	2007
Haynesville Joint Venture net income	$ 9,018	$ –	$ –	$ 14,079	$ –	$ –
Interest expense	65	–	–	65	–	–
Depreciation and amortization	733	–	–	5,845	–	–
Gain on asset sales, net	(13)	–	–	–	–	–
Other expense	3	–	–	45	–	–
Haynesville Joint Venture Adjusted EBITDA	$ 9,806	$ –	$ –	$ 20,034	$ –	$ –

Non-GAAP Reconciliation (Year-Over-Year)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	2007	2009	2008	2007
			($ in thousands)			
Net (loss) income	$ (10,549)	$ 49,069	$ (9,676)	$ 143,836	$ 69,332	$ (18,217)
Add (Deduct):						
Operation and maintenance	32,139	33,688	18,134	100,154	95,049	41,031
General and administrative	14,126	13,976	6,989	43,931	38,784	32,928
(Gain) loss on asset sales, net	(109)	(34)	(777)	(133,989)	434	1,562
Management services termination fee	-	-	-	-	3,888	-
Transaction expenses	-	2	-	-	596	-
Depreciation and amortization	27,009	26,422	14,993	81,134	74,638	39,123
Income from unconsolidated subsidiary	(9,532)	-	-	(5,455)	-	-
Interest expense, net	22,179	16,072	10,894	55,968	48,261	41,740
Loss on debt refinancing	-	-	21,200	-		21,200
Other income and deductions, net	19,929	(118)	(719)	19,673	(450)	(996)
Income tax (benefit) expense	(196)	(67)	(160)	(611)	142	65
Total Segment Margin (1)	**94,996**	**139,010**	**60,878**	**298,641**	**330,674**	**158,436**
Non-cash (gain) loss from derivative activities	(4,654)	(21,591)	2,160	(10,947)	(1,018)	977
Non-cash put option expiration	-	-	792	-	-	2,227
Adjusted Total Segment Margin	**90,342**	**117,419**	**63,830**	**287,694**	**329,656**	**161,640**
Transportation Segment Margin (1) (2)	-	**16,667**	**13,975**	**11,714**	**50,904**	**38,212**
Non-cash gain from derivative activities	-	-	(38)	-	-	(695)
Adjusted Segment Margin for Transportation	-	**16,667**	**13,937**	**11,714**	**50,904**	**37,517**
Contract Compression Segment Margin (1)	**34,085**	**39,288**	-	**106,865**	**92,152**	-
Corporate & Others Segment Margin (1)	**2,618**	**1,294**	**448**	**7,371**	**2,813**	**1,942**
Eliminations	**(1,208)**	**(6,639)**	-	**(2,993)**	**(6,831)**	-
Adjusted Segment Margin for Gathering and Processing (1)	**$ 54,847**	**$ 66,809**	**$ 49,445**	**$ 164,737**	**$ 190,618**	**$ 121,581**

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments as well as eliminations.
(2) Transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	2007	2009	2008	2007
	($ in thousands)					
Adjusted Total Segment Margin	$ 90,342	$ 117,419	$ 63,830	$ 287,694	$ 329,656	$ 161,040
Adjusted Total Segment Margin for HPC(a)	13,535	-	-	28,180	-	-
Combined Adjusted Total Segment Margin	$ 103,877	$ 117,419	$ 63,830	$ 315,874	$ 329,656	$ 161,040
Combined Transportation Segment Margin (b)	13,535	16,667	13,937	39,894	50,904	37,517
Contract Compression Segment Margin	34,085	39,288	-	106,865	92,152	-
Corporate & Others Segment Margin	2,618	1,294	448	7,371	2,813	1,942
Eliminations	(1,208)	(6,639)	-	(2,993)	(6,831)	-
Adjusted Segment Margin for Gathering and Processing	$ 54,847	$ 66,809	$ 49,445	$ 164,737	$ 190,618	$ 121,581

(a) Adjusted total segment margin for HPC is calculated as follows:

Net income	$ 9,018	$ -	$ -	$ 14,079	$ -	$ -
Interest expense	65	-	-	65	-	-
Depreciation and amortization	733	-	-	5,845	-	-
General and administrative	1,766	-	-	3,669	-	-
Operation and maintenance	2,563	-	-	5,732	-	-
Gain on asset sales, net	(13)	-	-	-	-	-
Other income and deductions, net	(597)	-	-	(1,210)	-	-
Total segment margin for HPC	$ 13,535	$ -	$ -	$ 28,180	$ -	$ -

(b) Combined transportation segment margin sums 100 percent of the segment margin of HPC Joint Venture and RIGS.

[1] The above table presents combined adjusted total segment margin, which adds adjusted total segment margin to the Haynesville Joint Venture's adjusted total segment margin.

Non-GAAP Reconciliation

	Three Months Ended September 30, 2009 ($ in thousands)
Net cash flows provided by operating activities	$ 37,842
Add (deduct):	
Depreciation and amortization, including debt issuance cost amortization	(28,916)
Noncash income from unconsolidated subsidiary	245
Derivative portfolio value changes	(9,333)
Gain on asset sales, net	109
Unit based compensation expenses	(1,611)
Trade accounts receivables, accrued revenues, and related party receivables	5,952
Other current assets	(10,750)
Trade accounts payable, accrued cost of gas and liquids, and related party payables	9,134
Other current liabilities	(13,024)
Other assets and liabilities	(191)
Net loss	$ (10,543)
Add (deduct):	
Income tax benefit	(196)
Interest expense, net	22,173
Depreciation and amortization	27,009
EBITDA	$ 38,443
Add (deduct):	
Non-cash gain from risk management activities	9,333
Gain on asset sales, net	(109)
Other	(2,570)
Adjusted EBITDA	$ 45,097
Add (deduct):	
Interest expense, excluding capitalized interest	(20,458)
Maintenance capital expenditures	(7,611)
Unit based compensation expenses	1,611
Proceeds from asset disposal	9,621
Proportionate share of Haynesville Joint Venture Adjusted EBITDA	3,890
Net loss attributable to the noncontrolling interest	39
Income tax benefit	196
Other	3,832
Cash available for distribution	$ 36,217

Non-GAAP Reconciliation

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 158,389	$ 172,389
Add (Deduct):		
Gain on asset sales	(133,389)	(133,389)
Gain from risk management activities	(11,000)	(11,000)
Depreciation and amortization	108,000	108,000
Interest expense	78,000	78,000
Adjusted EBITDA	$ 200,000	$ 214,000
Haynesville JV adjustment	(20,000)	(26,000)
Adjusted EBITDA post JV	$ 220,000	$ 240,000